iShares®
iShares Trust
Supplement dated October 3, 2022 (the “Supplement”)
to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated August 1, 2022 for the iShares Global Timber & Forestry ETF (WOOD) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.
The following changes for the Fund will be effective on or around October 3, 2022.
Change in the Fund’s “Principal Investment Strategies”
The first paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” for the Fund is deleted in its entirety and replaced with the following:
The Fund seeks to track the investment results of the S&P Global Timber & Forestry IndexTM (the “Underlying Index”), which is composed of 29 of the largest publicly-traded companies engaged in the ownership, management or upstream supply chain of forests and timberlands. These include forest products companies, timber real estate investment trusts (“REITs”), paper products companies, paper packaging companies and agricultural products companies. Because many securities included in the Underlying Index may be issued by specialized REITs and forest products companies, the Fund is concentrated in the specialized REITs and forest products industries. Companies are eligible for inclusion if they have a minimum total market capitalization of greater than or equal to $300 million, a float adjusted market capitalization (“FMC”) of greater than or equal to $100 million, a median daily value traded of at least $3 million ($2 million for existing constituents) for the six months prior to the rebalancing reference date.
Stocks that meet the above eligibility criteria are reviewed for specific practices related to Timber and Forestry. Underlying Index constituents are drawn from the S&P Global BMI. The preliminary universe of companies is identified based on any of the following screens:

•	Companies that derive at least 25% in aggregate revenue from Timber and Forestry-related businesses as defined by FactSet’s Revere Business Industry Classification System (“RBICS”) data.

•	Companies that have a GICS classification of Specialized REITs (and are defined as Timber REITs) (“GICS Selection”).

•	Companies in the universe at the previous rebalancing that were assigned an Exposure Score of at least 0.5 (including companies that were not actually selected for inclusion).
Companies with greater than 75% aggregate revenue from Timber and Forestry-related businesses and all companies from the GICS Selection are included in the Underlying Index. If the total number of companies is less than 100, the Index Provider next adds additional constituents in order of revenue exposure to Timber and Forestry-related businesses (the “Exposure Score”) and FMC until the constituent count reaches 100 or until all constituents with an Exposure Score of 0.5 or above are selected. The Underlying Index is weighted using a product of the Exposure Score and FMC, with a cap based on relative trading volume and Exposure Score.
In addition, the Index Provider uses company exclusion criteria related to business activity (e.g., controversial weapons, tobacco, thermal coal, etc.) and other exclusion guidelines based on a company’s compliance with the United Nations Global Compact (“UNGC”) provided by Sustainalytics. Lastly, the index provider uses RepRisk, a leading provider of business intelligence on environmental, social, and governance risks, for screening and analysis of controversies related to companies within the Underlying Index. Companies without Sustainalytics coverage are ineligible for index inclusion until they receive such coverage.
As of September 23, 2022, the Underlying Index was composed of securities of companies in the following countries: Brazil, Canada, Finland, Hong Kong, Ireland, Japan, Portugal, South Africa, Sweden, the United Kingdom (the “U.K.”) and the U.S. The Underlying Index may include large-, mid‑ or small-capitalization companies. As of September 23, 2022, a significant portion of the Underlying Index is represented by securities of companies in the materials, natural resources, real estate and timber and forestry-related industries, sub-industries, sectors or sub-sectors. The components of the Underlying Index are likely to change over time.
The Underlying Index is reconstituted semi-annually after the close of the last business day in March and September. The reference date for the reconstitutions is after the close of the last business day of February and August, respectively. In addition, the Underlying Index is reweighted quarterly after the close on the last business day of March, June, September, and December. The pricing reference date used for re‑weighting purposes is seven business days prior to the effective date.

Change in the Fund’s “Summary of Principal Risks” and “A Further Discussion of Principal Risk”
The sections entitled “Small-Capitalization Companies Risk” on page S‑8 of the Summary Prospectus and page 17 of the Prospectus are deleted in their entirety.
The following is hereby added to the section “Summary of Principal Risks” of the Fund’s Prospectus and Summary Prospectus and “A Further Discussion of Principal Risks” of the Fund’s Prospectus:
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. The issuers of securities selected for the Underlying Index may not be the same issuers selected by other index providers that use ESG criteria. In addition, issuers selected by the Index Provider may not later display positive or favorable ESG characteristics.
Change in the Fund’s “A Further Discussion of Other Risks”
The section entitled “Large-Capitalization Companies Risk” on page 20 of the Prospectus is deleted in its entirety.
Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”
The section entitled “S&P Global Timber & Forestry Index” on page 53 of the SAI is deleted in its entirety and replaced with the following:
S&P Global Timber & Forestry Index
Number of Components: approximately 29
Index Description. The S&P Global Timber & Forestry Index is comprised of the largest publicly traded companies engaged in the ownership, management or upstream supply chain of forests and timberlands. These include forest products companies, timber REITs, paper products companies, paper packaging companies, and agricultural product companies. Companies are eligible for inclusion if they have a minimum total market capitalization of greater than or equal to $300 million, a float adjusted market capitalization (“FMC”) of greater than or equal to $100 million and a median daily value traded of at least $3 million ($2 million for existing constituents) for the six months prior to the rebalancing reference date.
Stocks that meet the above eligibility criteria are reviewed for specific practices related to Timber and Forestry. Constituents are drawn from the S&P Global BMI. The preliminary universe of companies is identified based on any of the following screens:

•	Companies that derive at least 25% in aggregate revenue from Timber and Forestry-related businesses as defined by FactSet’s Revere Business Industry Classification System (“RBICS”) data.

•	Companies that have a GICS classification of Specialized REITs (and are defined as Timber REITs).

•	Companies in the universe at the previous rebalancing that were assigned an Exposure Score of at least 0.5 (including companies that were not actually selected for inclusion).
In addition, S&P Dow Jones Indices LLC (“SPDJI”) uses company exclusion criteria related to business activity (e.g., controversial weapons, tobacco, thermal coal, etc.) and other exclusionary guidelines based on a company’s compliance with the United Nations Global Compact (“UNGC”) provided by Sustainalytics. Lastly, the index provider uses RepRisk, a leading provider of business intelligence on environmental, social, and governance risks, for screening and analysis of controversies related to companies within the Underlying Index. Companies without Sustainalytics coverage are ineligible for index inclusion until they receive such coverage.
After determining the eligible universe, SPDJI assigns an “Exposure Score” to each company. Companies eligible due to GICS classification described above in the Prospectus are assigned a score of 1. The remaining eligible companies are assigned an Exposure Score from 0 to 1 based on the company’s aggregate revenue from Timber and Forestry-related business and the company’s engagement in the ownership or management of forests, timberlands or pulp mills as a captive raw material source. Companies with greater than 75% aggregate revenue from Timber and Forestry-related businesses are assigned a score of 1. Companies with at least 25% but less than 50% aggregate revenue from Timber and Forestry-related businesses are assigned a score of .5. Companies with less than 25% are assigned a score of 0. All stocks with an exposure score of 1 are selected for the S&P Global Timber & Forestry Index. If the total number of companies is less than 100, SPDJI selects additional constituents ranked by Exposure Score and then FMC until the constituent count reaches 100 or until all constituents with an Exposure Score of 0.5 or above are selected.

At each rebalancing, constituents are weighted based on the product of each constituent’s FMC and Exposure Score, subject to the following constraints:

•	Constituents with an Exposure Score of 1 are capped at the lower of 8% or five times the constituent’s relative trading volume which is based on its median daily value traded over the past six months.

•	Constituents with an Exposure Score of 0.75 are capped at the lower of 6% or five times the constituent’s relative trading volume.

•	Constituents with an Exposure Score of 0.5 are capped at the lower of 4% or five times the constituent’s relative trading volume.

•	The cumulative weight of all constituents within the S&P Global Timber & Forestry Index which have a weight greater than 4.5% cannot exceed 40%.
This is done using an optimization procedure that chooses the final weights in such a way to minimize the sum of the squared difference of the capped and uncapped weights, divided by the uncapped weight for each stock.
The S&P Global Timber & Forestry Index is reconstituted semi-annually after the close of the last business day in March and September. The reference date for the reconstitutions is after the close of the last business day of February and August, respectively. In addition, the S&P Global Timber & Forestry Index is reweighted quarterly after the close on the last business day of March, June, September, and December. The pricing reference date used for re‑weighting purposes is seven business days prior to the effective date.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

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